UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	811-10337 (Commission File Number)	51-0409117 (IRS EmployerIdentification No.)

40 East 52nd Street, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Exhibits

(c) Exhibits.

99.1	Press release dated May 30, 2007 issued by the Registrant.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

Date: May 30, 2007	By:	By: /s/ Donald C. Burke
Donald C. Burke Managing Director

EXHIBIT INDEX

99.1	Press release dated May 30, 2007 issued by the Registrant.